                                                                  EXHIBIT 10(HH)

                      ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT, made and entered into this 10th day of October, 1996, by
                                                 ----
and between TCI Valwood Limited Partnership I, (hereinafter referred to as "Assignor"), and THE BANK OF NEW YORK, as agent for FUND VIII AND FUND IX ASSOCIATES, a Georgia joint venture (hereinafter referred to as "Assignee").

                             W I T N E S S E T H:

     For and in consideration of the sum of Ten and No/100 Dollars ($10.00), the premises, the conveyance by Assignor to Assignee of all the improved real property more particularly described on Exhibit "A", attached hereto and incorporated herein by this reference (hereinafter referred to as the "Property"), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby transfers, grants, conveys and assigns to Assignee all of Assignor's right, title and interest in and to the below described lease ("Lease"):

     Industrial Lease Agreement between Industrial Developments International, Inc., as Landlord, and TCI Central, Inc., as Tenant, dated as of November 1, 1995, as amended by instruments dated July 16, 1996, and August 29, 1996, and, as amended, assigned to Assignor.

     Assignor does hereby warrant and represent that the right, title and interest of Assignor as landlord under the Lease is unencumbered.

     Assignee, by its acceptance hereof, does hereby assume and agree to perform any and all obligations and duties of Assignor as landlord under the Lease first arising after the date hereof. Assignor hereby indemnifies and agrees to hold Assignee harmless from and against any claims, defaults or other liabilities (including, without limitation, court costs and attorneys' fees) under the Lease first arising or accruing on or before, or any events first occurring at any time on or before, the date hereof. Assignee hereby indemnifies and agrees to hold Assignor harmless from and against any claims, defaults or other liabilities (including, without limitation, court costs and attorneys' fees) under the Lease first arising or accruing after, or any events first occurring after, the date hereof.

     This Assignment shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto.

     This Assignment shall be governed by, and construed under the laws of the State of Texas.

     The Bank of New York is acting as Agent for FUND VIII AND FUND IX ASSOCIATES ("Wells") by virtue of that certain Custodial Agency Agreement between Wells Real Estate Fund VIII, L.P. ("Fund VIII") and NationsBank of Georgia, N.A. ("NationsBank") dated November 15, 1994 as amended by that certain First Amendment to Custodial Agency Agreement dated as of March 1, 1996 between Fund VIII and Agent (as successor in interest to NationsBank) and by virtue of that certain Amended and Restated Custodial Agency Agreement between Wells Real Estate Fund, IX, L.P. ("Fund IX") and NationsBank dated as of November 30, 1995, as amended by that certain First Amendment to Custodial Agency Agreement dated as of March 1, 1996 between Fund IX and Agent (as successor in interest to NationsBank). Neither Agent nor the shareholders, officers, directors, employees or agents of Agent shall be personally or individually liable for any obligations or undertakings of Assignee under this Agreement and all parties including Assignor and its successors and assigns shall look solely to Wells, its successor and assigns for satisfaction of any obligations or undertakings of Assignee hereunder. Agent joins in this

Agreement solely upon the direction of Fund VIII and Fund IX, and Agent has no knowledge whether any statements set forth herein are accurate or complete.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and their seals to be affixed hereto the day, month and year first above written.


                              "SELLER":


                              TCI Valwood Limited Partnership I,
                              a Texas limited partnership
                              By: TCI-Valwood, Inc., its general partner


                              By: /s/ Don Ferris
                                 ---------------------------------------

                              Name:  Don Ferris
                                   -------------------------------------

                              Title:  President
                                    ------------------------------------


                              "PURCHASER":

                              THE BANK OF NEW YORK, as agent for FUND VIII and FUND IX ASSOCIATES, a Georgia joint venture


                              By: /s/ Peggy T. McWhorter
                                 ---------------------------------------

                              Name:   Peggy T. McWhorter
                                   -------------------------------------

                              Title:  Vice President
                                    ------------------------------------


                                        [BANK SEAL APPEARS HERE]

                          CONSENT AND REPRESENTATION
                          --------------------------

        The undersigned WELLS REAL ESTATE FUND VIII, L.P., a Georgia limited partnership, does hereby consent to the terms and provisions of the within and foregoing instrument and does hereby authorize and direct The Bank of New York to execute the same as Agent for the undersigned. The undersigned hereby represents that the undersigned is a duly authorized and validly existing limited partnership, organized under the laws of the State of Georgia, that the undersigned is duly authorized to execute this instrument, that the person or persons executing this instrument have full power and authority to do so and that this instrument and the instrument to which it is attached are legal, valid and binding and enforceable in accordance with their terms. The undersigned agrees to furnish such documents or certificates as may be reasonably required to confirm the foregoing representations.


        This 9th day of OCTOBER, 1996.

                                WELLS REAL ESTATE FUND VIII, L.P.,
                                a Georgia limited partnership

                                By:  Wells Partners, L.P., a Georgia
                                     limited partnership, general
                                     partner

                                     By:  Wells Capital, Inc., a
                                          Georgia corporation
                                          General Partner

                                          By:  /s/ Leo F. Wells
                                              ----------------------------------
                                          Name:    Leo F. Wells, III
                                              ----------------------------------
                                          Title:   Pres
                                              ----------------------------------



                                               (Corporate Seal)


                                By:  /s/ Leo F. Wells
                                    --------------------------------------------
                                         Leo F. Wells, III, general partner

                          CONSENT AND REPRESENTATION
                          --------------------------

        The undersigned WELLS REAL ESTATE FUND VIII, L.P., a Georgia limited partnership, does hereby consent to the terms and provisions of the within and foregoing instrument and does hereby authorize and direct The Bank of New York to execute the same as Agent for the undersigned. The undersigned hereby represents that the undersigned is a duly authorized and validly existing limited partnership, organized under the laws of the State of Georgia, that the undersigned is duly authorized to execute this instrument, that the person or persons executing this instrument have full power and authority to do so and that this instrument and the instrument to which it is attached are legal, valid and binding and enforceable in accordance with their terms. The undersigned agrees to furnish such documents or certificates as may be reasonably required to confirm the foregoing representations.


        This 9th day of OCTOBER, 1996.

                                WELLS REAL ESTATE FUND IX, L.P.,
                                a Georgia limited partnership

                                By:  Wells Partners, L.P., a Georgia
                                     limited partnership, general
                                     partner

                                     By:  Wells Capital, Inc., a
                                          Georgia corporation
                                          General Partner

                                          By:  /s/ Leo F. Wells
                                              ----------------------------------
                                          Name:    Leo F. Wells, III
                                              ----------------------------------
                                          Title:   President
                                              ----------------------------------



                                               (Corporate Seal)


                                By:  /s/ Leo F. Wells
                                    --------------------------------------------
                                         Leo F. Wells, III, general partner

                                   EXHIBIT A
                                   ---------


                                  DESCRIPTION


TRACT I:

BEING a tract of land situated in the S.A. & M.G. Railroad Company Survey, Abstract No. 1418, being all of Lot 1, Block 1 of Lot 1 and Lot 2, Block 1 of TCI Cablevision, an addition to the City of Farmers Branch, Dallas County, Texas, as recorded in Volume 96010, Page 2760 of the Map Records of Dallas County, Texas and being more particularly described as follows:

BEGINNING at a 3/8" iron pin found at the Northwest corner of said Lot 1, Block 1, said point being on the South right-of-way line of Valwood Parkway (100' R.O.W.);

THENCE North 89 degrees 56 minutes 43 seconds East, along the South right-of-way line of said Valwood Parkway, 253.32 feet to a 1/2" iron pin found for the Point of Curvature of a circular curve to the right having a radius of 30.00 feet, a central angle of 89 degrees 23 minutes 58 seconds, a chord length of 42.20 feet and a chord bearing of South 45 degrees 22 minutes 17 seconds East;

THENCE along said curve to the right, 46.81 feet to a 1/2" iron pin found on the West right-of-way line of Senlac Drive (R.O.W. varies);

THENCE South 00 degrees 41 minutes 08 seconds East, along the West right-of-way line of said Senlac Drive, 129.79 feet to a 1/2" iron pin found for the Point of Curvature of a circular curve to the left having a radius of 676.00 feet, a central angle of 17 degrees 27 minutes 27 seconds, a chord length of 205.18 feet and a chord bearing of South 09 degrees 24 minutes 52 seconds East;

THENCE along said curve to the left and West right-of-way line of Senlac Drive,
205.97 feet to a 1/2" iron pin found at the Point of Tangency;

THENCE South 18 degrees 08 minutes 35 seconds East, along the West right-of-way line of said Senlac Drive, 238.72 feet to a 1/2" iron pin found for the Point of Curvature of a circular curve to the right having a radius of 592.00 feet, a central angle of 06 degrees 54 minutes 22 seconds, a chord length of 71.31 feet and a chord bearing of South 14 degrees 41 minutes 24 seconds East;

THENCE along said curve to the right and West right-of-way line of Senlac Drive,
71.35 feet to a 1/2" iron pin set at the Southeast corner of said Lot 1, Block 1, same being the Northeast corner of Lot 2, Block 1 and of said Lot 1 and Lot 2, Block 1 of TCI Cablevision;

THENCE South 89 degrees 18 minutes 52 seconds West, departing the West line of said Senlac Drive, along the South line of said Lot 1, Block 1 and the North line of Lot 2, Block 1, 402.99 feet to a 1/2" iron pin set for the Southwest corner of said Lot 1, Block 1, same being the Northwest corner of said Lot 2, Block 1;

THENCE North 00 degrees 41 minutes 08 seconds West, along the West line of said Lot 1, Block 1, 662.30 feet to the POINT OF BEGINNING and containing 211,876 square feet or 4.864 acres of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

                                   EXHIBIT A
                                   ---------

                                  DESCRIPTION

TRACT II

Being a 0.063 acre tract of land situated in the S.A. & M.G. Railroad Company Survey, -Abstract No. 1418 and being a portion of Lot 2, Block 1 of TCI Cablevision, an addition to the City of Farmers Branch, Dallas County, Texas as recorded in Volume 96010, Page 2760 of the Map Records of Dallas County, Texas and being more particularly described as follows:

BEGINNING at a 1/2" iron rod found at the westerlymost Southwest corner of said Lot 2, Block 1 of TCI Cablevision;

THENCE North 00 degrees 41 minutes 08 seconds West, along the West line of said Lot 2, Block 1, a distance of 128.59 feet to a 1/2" iron pin set at the corner common to the Northwest corner of said Lot 2, Block 1 and the Southwest corner of Lot 1, Block 1 of said TCI Cablevision;

THENCE North 89 degrees 18 minutes 52 seconds East, along the line common to the North line of said Lot 2, Block 1 and the South line of said Lot 1, Block 1, a distance of 20.00 feet;

THENCE South 00 degrees 41 minutes 08 seconds East, departing the line common to the North line of said Lot 2, Block 1 and the South line of said Lot 1, a distance of 95.00 feet;

THENCE South 19 degrees 35 minutes 02 seconds East, a distance of 35.50 feet to a 1/2" iron pin found at an inner ell corner of said Lot 2, Block 1;

THENCE South 89 degrees 18 minutes 52 seconds West, a distance of 31.50 feet to the POINT OF BEGINNING and containing 2.765 square feet or 0.063 acre of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.